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                                                                    EXHIBIT 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report, dated December 31, 1999, included in this Form 10-K/A in the Company's previously filed registration statements on Form S-8 (Nos. 333-44224, 333-46998 and 333-47000).

                                        /s/ ARTHUR ANDERSEN LLP

San Jose, California
July 2, 2001